SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                         --------------------

                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 6, 2002


                           NISOURCE INC.
         (Exact Name of Registrant as Specified in Charter)



      Delaware              001-16189                    35-2108964
  (State or Other        (Commission File               (IRS Employer
  Jurisdiction of            Number)                 Identification No.)
   Incorporation)


                       NISOURCE FINANCE CORP.
         (Exact Name of Registrant as Specified in Charter)



      Indiana              333-49330-01                   35-2105468
  (State or Other        (Commission File                (IRS Employer
  Jurisdiction of            Number)                  Identification No.)
   Incorporation)


                       801 East 86th Avenue,
                    Merrillville, Indiana 46410
                           (877) 647-5990
                   (Address and Telephone Number
                  of Principal Executive Offices)



ITEM 5.   OTHER EVENTS

     On November 6, 2002, NiSource Inc. entered into a Terms Agreement with Banc of America Securities LLC, Credit Suisse First Boston Corporation, Dresdner Kleinwort Wasserstein Securities LLC, Salomon Smith Barney Inc., TD Securities (USA) Inc. and Wachovia Securities, Inc. with respect to the offering and sale of 36,000,000 shares of NiSource Inc. common stock at a price to public of $18.30 per share. The sale is scheduled to close on November 13, 2002. In connection with the offering, NiSource granted the underwriters a 30-day option to purchase up to an additional 5,400,000 shares of common stock to cover over-allotments, if any. The Terms Agreement incorporates by reference an Underwriting Agreement of NiSource Inc. with respect to common stock, preferred stock and guaranties of debt securities and NiSource Finance Corp. with respect to debt securities, dated November 6, 2002 (the "Underwriting Agreement")

     A copy of the Underwriting Agreement is filed as Exhibits 1.1 to this Report on Form 8-K, and is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

     (c)  Exhibits

     The following exhibit is filed herewith:

99.1      Underwriting Agreement, dated November 6, 2002

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NISOURCE INC.


Date:   November 7, 2002         By:  /s/ Jeffrey W. Grossman
                                      --------------------------------
                                 Name:   Jeffrey W. Grossman
                                 Title:  Vice President and Controller

                                 NISOURCE FINANCE CORP.


Date:  November 7, 2002          By:  /s/ Jeffrey W. Grossman
                                      --------------------------------
                                 Name:   Jeffrey W. Grossman
                                 Title:  Vice President


                             EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1                Underwriting Agreement, dated November 6, 2002